               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549



                              FORM 8-K


                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):
                         December 6, 1996



                    LEASING EDGE CORPORATION
     (Exact name of registrant as specified in its charter)



      Delaware             0-18303             11-2990598
(State or other           (Commission        (I.R.S. Employer
 jurisdiction)            File Number)       Identification No.)


6540 South Pecos Road, Suite 103, Las Vegas, Nevada  89120
(Address of principal executive offices)         (Zip Code)


          Registrant's telephone number, including area code
                         (702) 454-7900


                             N/A

     (Former name and former address, if changed since last report)

Item 5.   Other Events.


          On December 6, 1996, Leasing Edge Corporation, a Delaware corporation (the "Company") acquired Minneapolis based Superior Computer Systems, Inc., a Minnesota corporation ("Superior").
Based upon financial statements provided by Superior, Superior had 1995 revenues of $15 million. Superior specializes in the distribution of IBM manufactured peripheral equipment. The total acquisition price paid by the Company for Superior was $600,000 comprised of promissory notes and the Company's common stock.

          The Company has retained both principals of Superior under long term employment contracts. Mr. Mark Smith has been appointed President of Superior.


Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements

               N/A

          (b)  Exhibits

Exhibit No.    Description

2(a)           Stock Acquisition Agreement dated as of December
               6, 1996, by and between Superior Computer Systems,
               Inc., a Minnesota corporation, Leasing Edge
               Corporation, a Delaware corporation, Mark G. Smith and Scott Walsh.

                              SIGNATURES



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              LEASING EDGE CORPORATION



                              By:/s/ William Vargas
                                 -------------------------------
                                 Name:  William Vargas
                                 Title:  Secretary


Dated:  January 10, 1997

<ex. 2a>
                    STOCK ACQUISITION AGREEMENT


          AGREEMENT dated as of December 6, 1996 by and between Superior Computer Systems, Inc., a Minnesota corporation ("Superior"), Mr. Mark G. Smith ("Smith"), Mr. Scott Walsh ("Walsh," and together with Smith the "Selling Stockholders" and collectively with Superior, the "Sellers"), on one hand, and Leasing Edge Corporation, a Delaware corporation (the "Buyer"), on the other hand.

                         W I T N E S E T H

          WHEREAS, Superior is a distributor and marketer of computers and related products (the "Business");

          WHEREAS, the Sellers wish to sell a 100% interest in the issued and outstanding shares (the "Shares") of the common stock, par value $0.01 of Superior (the "Superior Common Stock") to the Buyer and the Buyer wishes to purchase the Shares;

          NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants, representations, warranties and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          SECTION 1.     AGREEMENT TO SELL AND PURCHASE

          1.1 Sale of the Shares. At the Closing of the transaction (as defined in Section 1.3) the Selling Stockholders shall transfer to the Buyer all right, title and interest in the Shares set forth opposite their names on Schedule 1.1 hereto.

          1.2 Title to the Shares and Delivery. Upon Closing, the Selling Stockholders shall transfer to Buyer good and marketable title in and to the Shares free and clear of all liens and encumbrances and the rights and claims of others. Against such transfer, the Buyer shall deliver to the Sellers the purchase price as described in Section 2.1 below. All transactions at the Closing shall be deemed to take place simultaneously and none shall be deemed to take place until all shall have taken place.

          1.3 Closing. The Closing of the transactions provided for herein (the "Closing") shall take place by telephone conference and by facsimile originating at the offices of Werbel & Carnelutti, 711 Fifth Avenue, New York, New York 10022 on December 6, 1996 (the "Closing Date"), or at such other place or on such other date as shall be mutually agreed upon by the Buyer and the Sellers. At the Closing, all documents required to be delivered hereunder by the parties to this Agreement shall be so delivered.

          SECTION 2.     PURCHASE PRICE

          2.1  Purchase Price.     The purchase price (the
"Purchase Price") for the Shares shall be paid by Buyer as follows:

               (a) at the Closing, the issuance by Buyer to the Selling Stockholders in the percentages set forth opposite their names on Schedule 2.1(a) hereto, of stock certificates evidencing the number of unregistered shares of Buyer's common stock, par value $0.01 (the "Buyer's Common Stock") which equals the quotient obtained by dividing $400,000 by the Market Value (as defined below) of the Buyer's Common Stock. Notwithstanding the foregoing, Sellers shall be afforded price protection with respect to the Buyer's Common Stock as set forth in the following three sentences. On December 1, 1998, the Market Value of the Buyer's Common Stock shall be computed (the "Recomputed Value"). On December 1, 1998, the Buyer shall issue to the Selling Stockholders, in the percentages set forth opposite their names on Schedule 2.1(b) hereto, at Buyer's sole option either (x) stock certificates evidencing the number of unregistered shares of Buyer's Common Stock, which equals the difference of (i) the quotient obtained by dividing $400,000 by the Recomputed Value less (ii) the number of unregistered shares of Buyer's Common Stock issued to the Selling Stockholders on the Closing Date (the "Recomputed Shares") or (y) cash equal to the number of Recomputed Shares times the Market Value of such Recomputed Shares. In the event the Recomputed Value shall be greater than the Market Value determined on the Closing Date, no additional Buyer's Common Stock shall be issued to the Selling Stockholders. For purposes of this Agreement, "Market Value" shall mean, on any day that it is computed, the average of the closing price per share of the Buyer's Common Stock on the five consecutive trading days ending on such date, as quoted on the National Association of Securities Dealers' Automated Quotation SmallCap System;

               (b) by delivery, at the Closing, of a promissory note payable to each Selling Stockholder in the form of Exhibit C-1 and Exhibit C-2 attached hereto (the "Notes") which shall evidence (i) a payment of $50,000 payable to each Selling Stockholder on January 1 , 1997, (ii) a payment of $25,000 to each Selling Stockholder on May 1, 1997 and (iii) a payment of $25,000 to each Selling Stockholder on December 1, 1997.

          2.2  Adjustment Procedure.    Buyer and Sellers hereby
acknowledge that the Purchase Price, as set forth in Section 2.1 hereof, is predicated upon the Preliminary Financial Statements (as defined in Section 3.5 hereof), as well the representations and warranties of the Selling Stockholders set forth herein. Therefore, the Purchase Price shall be adjusted by the Adjustment Amount (as defined below).

          The Adjustment Amount shall be decreased by $10,000 if it is a positive number and increased by $10,000 if it is a negative number and then added to the cash payments contemplated in Section 2.2 (c), and such cash payments will be increased or decreased accordingly. For purposes of this Agreement, except as mutually agreed upon in writing by Buyer and Sellers, the "Adjustment Amount" (which may be a negative number) will be equal to the amount obtained by subtracting (a) the stockholder's equity of Superior as set forth in the Preliminary Financial Statements from (b) the stockholder's equity of Superior as of the Closing Date, determined in accordance with generally accepted accounting principles.

          2.3 Registration of Recomputed Shares. The Buyer shall include any Recomputed Shares issued in any registration which the Buyer undertakes in order to make such Recomputed Shares freely tradeable in accordance with the Securities Act of 1933, as amended (the "Securities Act"). If no such incidental registration occurs, the Buyer shall cause the Recomputed Shares to be registered under the Securities Act on or before the date which is the earlier of (i) ninety (90) days from the issuance thereof or (ii) April 1, 1999.

          2.4  Future sale of Buyer's Common Stock.    The
Selling Stockholders agree (i) to abide by the Buyer's Insider Trading Policy, attached hereto as Exhibit D, (ii) not to sell any shares of Buyer's Common Stock except in accordance with the rules and regulations of the Securities Act or an applicable exemption therefrom and (iii) that they are acquiring the shares of Buyer's Common Stock for investment purposes and not with a view toward, or for sale in connection with, any distribution thereof nor with any present intention of distributing or selling such shares.

          2.5  Effective Date.     The Selling Stockholders and
Buyer hereby agree that for accounting purposes, the effective date of the acquisition of the Business was 12:00 p.m., October 31, 1996. Furthermore, the Selling Stockholders agree that Buyer had the right and authority to direct the operations of Superior subsequent to such date, including but not limited to, decisions regarding commission structure, product offerings, employment decisions and the obtaining of additional financing.

          SECTION 3.     REPRESENTATIONS AND WARRANTIES OF
SELLERS.

          Sellers, jointly and severally, make the following representations and warranties to Buyer:

          3.1 Organization and Good Standing of Superior. Superior is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full power and authority, corporate and otherwise, including all necessary authorizations, approvals, licenses and orders of and from all governmental or regulatory officials and bodies material to its business, to carry on its business as it is now being conducted, to own or hold under lease the properties and assets which it owns or holds under lease and to perform all its obligations under the agreements to which it is a party. The copies of the Certificate of Incorporation and By-Laws or analogous documents (the "Organizational Documents") of Superior and all minutes of meetings of Superior's stockholders and Board of Directors (including all committees thereof), copies of which shall have been delivered to the Buyer at or prior to Closing, are complete and correct in all material respects.

          3.2 Authority to Execute and Perform Agreements. Sellers have full power and authority required to enter into, execute and deliver this Agreement and to perform fully such Sellers' obligations hereunder. The execution, delivery and performance by the Sellers of this Agreement have been duly authorized by all requisite action, and, with respect to Superior, all requisite corporate and, if necessary, stockholder action. The Board of Directors of Superior and the Selling Stockholders, as the sole stockholders of Superior, have taken (or before the Closing, shall have taken) all action required by law and the Organizational Documents to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by the Sellers and constitutes the valid and binding obligation of the Sellers, enforceable against the Sellers in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally, and (ii) to the extent such enforceability is subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). No approval or consent of any foreign, federal, state, county, local or other governmental or regulatory body is required in connection with the execution and delivery by Sellers of this Agreement and consummation and performance by Sellers of the transactions contemplated hereby. The execution and delivery of this Agreement, the consummation of the transactions contemplated under this Agreement, and the performance by Sellers of this Agreement in accordance with its terms and conditions will not conflict with or result in the breach or violation of any of the terms or conditions of (i) the Organizational Documents; (ii) any statute, regulation, order, judgment or decree of any court or governmental or regulatory body applicable to each Seller; or (iii) any indenture, agreement or other instrument to which either Seller is a party or by which either Seller or any of their respective assets are bound. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will result in a breach of, or constitute a default under, or with lapse of time or giving of notice or both will result in a breach of or constitute a default under, or require the giving of notice or the obtaining of a consent, or otherwise give any party thereto the right to terminate, (a) any mortgage, indenture, loan or credit agreement or any other agreement or instrument evidencing indebtedness for money borrowed to which any Seller is a party or by which any of them or their assets are bound or affected, or any Seller has guaranteed the indebtedness of any person, or (b) any lease, license, permit, contract or other agreement to which any Seller is a party or by which any of them or their assets are bound or affected. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest, or other charge or encumbrance of any nature upon or with respect to any of the assets now or hereafter owned by Superior.

          3.3  Capitalization.     (a) The authorized capital
stock of Superior consists of the following: 1,000 shares of common stock, $0.01 par value. All of the outstanding shares of Superior Common Stock have been validly issued and are fully paid and nonassessable. The issuance of all outstanding Superior Common Stock did not violate any applicable securities laws.

               (b)  As of the date hereof, 1,000 shares of
Superior Common Stock were issued and are outstanding, of which 500 are owned by Smith and 500 are owned by Walsh. There are no other shares of capital stock of Superior outstanding. There are no existing covenants, options, warrants, rights, calls or commitments of any character relating to unissued shares of Superior Common Stock, and there are no outstanding securities or other instruments convertible into or exchangeable for shares of Superior Common Stock and no commitments to issue such securities or instruments.

          3.4  Agreements.    Buyer has been provided with all of
the agreements (or series of agreements) to which Superior is a party and which require the payment to or from Superior of at least $5,000 on an annual basis. Copies of all such agreements are attached as Schedule 3.4(a) hereto and are valid and in full force and effect and there are no defaults (with or without notice or lapse of time or both) by Superior thereunder, or any other party thereunder. All distribution agreements (the "Distribution Agreements") with vendors are listed on Schedule 3.4(a) hereto. The Distribution Agreements with IBM Personal Computer Company and IBM Printing System Company (the "Material Vendors") are herein referred to as the "Material Distribution Agreements". No Material Vendor has given notice to either Seller, orally or in writing, that it will not extend the term of its Material Distribution Agreement.

          3.5  Financial Statements; Balance Sheet.    The
Sellers have furnished to Buyer a combined income statement of Superior and Superior Computer Exchange for the year ended December 31, 1995, and an income statement of Superior Computer Exchange for the year ended December 31, 1994 and the combined balance sheet of Superior and Superior Computer Exchange as of December 31, 1995 and the balance sheet of Superior Computer Exchange as of December 31, 1994 (collectively, the "Full Year Financial Statements"), and a combined preliminary income statement and balance sheet of Superior and Superior Computer Exchange for the nine months ended September 30, 1996 (the "Preliminary Financial Statements" and together with the Full Year Financial Statements, the "Financial Statements") all of which statements are attached as Schedule 3.5 hereto. The Financial Statements have been prepared and are consistent with Superior's basis of accounting used for Federal Income Tax reporting purposes and in such regard, the Financial Statements present fairly the financial condition, assets, liabilities, results of operations and stockholder's equity of Superior as of their dates and for the periods indicated.

          3.6  No Undisclosed Liabilities.   Except to the extent
provided for on the face of the Financial Statements, to the extent arising under the agreements set out in Schedule 3.4(a) hereto, if so set out, and except for liabilities arising in the ordinary course of Business, since January 1, 1996, Superior has no liabilities, whether accrued, absolute, contingent or otherwise, whether due or to become due and whether the amount thereof is readily ascertainable or not. Superior has no contractual arrangement with or commitment to or from any of its stockholder, officers, directors or employees other than those as may have been entered into in the normal course of employment.
No stockholder, officer, director or employee of Superior was or is, directly or indirectly, a joint investor or co-venturer with, or owner, lessor, lessee, licensor or licensee of any real or personal property, tangible or intangible, owned or used by Superior, and no such person is, directly or indirectly, a lender to or debtor of Superior.

          3.7 Accuracy of Information. To the best of Sellers' knowledge, none of the information provided by the Sellers to the Buyer (orally or in writing) contains any misstatement of a material fact or omits to state a material fact necessary, in light of the circumstances under which such information was provided, to make the statements contained therein not misleading. There is no fact with respect to the business of Superior (including business done through any joint venture, partnership or affiliate of Superior, active or inactive) or condition which the Sellers have not disclosed to the Buyer in writing which might materially and adversely affect the Sellers' ability to perform their obligations hereunder or materially and adversely affect the condition, financial results, assets, properties or prospects of Superior.

          3.8  Accounts Receivable.     All accounts receivable
reflected in the Financial Statements and the books and records of Superior are enforceable obligations of the account debtors thereof arising from bona fide sales. Based on Superior's collection experience, of such accounts receivable, as of the close of business of the date prior to the Closing, Superior estimates that $565,495.03 are collectible.

          3.9  Property.

               (a) Intangible Property. Superior is the sole owner of or has the full exclusive right to use for the life of the property right, all patents, trademarks, servicemarks, trade names (whether registered or unregistered), copyrights and confidential information, and has the non-exclusive right to use any non-confidential information (including, without limitation, know-how, processes and technology), used in or necessary for the conduct of the Business as heretofore conducted (the "Intangible Property"). The use of such Intangible Property by Superior does not (i) violate any license agreement to which Superior is a party or (ii) to the best of Sellers' knowledge infringe on the rights of any other person and neither the Selling Stockholders nor Superior has received any notice of any conflict with the asserted rights of others with respect to such Intangible Property; and Superior has made all filings, applications or notifications with all governmental authorities and agencies necessary or appropriate to evidence or otherwise register or document its ownership of all the Intangible Property.

               (b)  Title to Property; Leases; Condition of
Equipment and Inventory.

                    (i)  Superior has good and marketable title
to all of its properties and assets, real and personal (including those reflected in the Financial Statements), free and clear of all mortgages, pledges, security interests, liens and encumbrances, except for the security interests held by IBM and IBM Credit Corp. and other security interests which, in the aggregate, are not material to the Business.

                    (ii)  All leases and licenses pursuant to
which Superior leases or licenses real or personal property from others are in good standing, valid and effective in accordance with their respective terms, and there is not, under any of such leases or licenses, any existing default or event of default (or event which with notice or lapse of time, or both, would constitute a default, or, to the Sellers' knowledge, would constitute a basis for a claim of force majeure or other claim of excusable delay or non-performance). Superior has provided a true and correct copy of all such leases and licenses to the

Buyer.

                    (iii)     No warranty is made regarding the
condition of the material personal property owned or leased by Superior. All such personal property is AS IS, WHERE IS, WITH ALL FAULTS AND DEFECTS. All new inventory is in saleable condition in the normal course of business. The cost basis of such inventory at October 31, 1996 was $ 1,348,484.

               (c)  Quiet Possession.   Superior has complied in
all material respects with all obligations under all of its leases, and all such leases are in full force and effect, and Superior enjoys peaceful and undisturbed possession under all such leases.

               (d) Adequate Insurance. Schedule 3.9(d) sets forth all insurance policies covering the Business. Superior maintains valid, and is not in default with respect to any provisions or requirements of, policies of workers' compensation insurance and of insurance with respect to its properties and business of the kinds and in the amounts not less than is customarily obtained by corporations of established reputation engaged in the same or similar business and similarly situated, including, without limitation, insurance against loss, damage, fire, theft, public liability, and other risks.

          3.10 No Broker.     No broker, finder, agent or similar
intermediary has acted for or on behalf of Sellers in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based upon any agreement, arrangement or understanding with Sellers or any action taken by Sellers.

          3.11 Litigation; Compliance with Laws. There is no action, suit, proceeding, or investigation by any government or governmental agency or instrumentality or other agency or regulatory authority, domestic or foreign, now pending or, to the best of Sellers' knowledge, threatened against any Seller, or any of Superior's assets, business or good will, before any court, government or governmental agency or instrumentality or other agency or regulatory authority, nor is there any outstanding writ, judgment, stipulation, decree, award or order of any court, government or governmental agency or instrumentality, domestic or foreign, against any Seller. Each of the Sellers is in compliance with all provisions of law, statutes, ordinances, rules, regulations, judgments, writs, injunctions, decrees and standards promulgated by the government of the United States of America or by any state or municipality thereof or by any court, agency, instrumentality, regulatory authority or commission of any of the foregoing, including but not limited to compliance with all environmental laws, where the failure so to comply would have a material adverse effect on the assets, operations or condition, financial or otherwise, of the Business or would prohibit the Buyer from conducting normal operations utilizing the assets of Superior without being subject to any material fines or penalties or to posting any security.

          3.12 No Defaults; Material Agreements. No event has occurred, or to the best of Sellers' knowledge, is alleged to have occurred, which constitutes, or with lapse of time or giving of notice or both, would constitute, a default or, to any Seller's knowledge, a basis for a claim of force majeure or other claim of excusable delay or non-performance or termination (i) under any mortgage, indenture, loan or credit agreement or any other agreement or instrument evidencing indebtedness for money borrowed to which Superior is a party or by which any of its properties are bound or affected or pursuant to which Superior has guaranteed the indebtedness of any person, (ii) under any lease of property, whether real or personal, by Superior or (iii) under any other contract, agreement, instrument or obligation to which Superior is a party and which is material to the business, properties, assets, operations or condition, financial or otherwise, of the Business or the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument relating to the Business to which Superior is a party. For purposes of this Agreement, each Distribution Agreement is a material agreement. No party with whom Superior has a contract or agreement is in default thereunder or, to any Seller's knowledge, has failed in respect to performance thereunder by reason of a claim of force majeure or other claim of excusable delay or non-performance thereunder.

          3.13 Benefit Plans.

               (a) Schedule 3.13(a) hereto lists all plans, contracts, commitments, programs and policies (including, but not limited to, any stock option, stock purchase, stock appreciation right, bonus, deferred compensation, excess benefits, profit sharing, pension, thrift, savings, stock bonus, employee stock ownership, salary continuation, severance, retirement, supplemental retirement, short- or long-term disability, hospitalization, major medical, life, and accident insurance, vacation and sick leave policies, union contract, non-competition agreement, funds, programs, policies, arrangements, practices, customs, or other employee benefit plans, contracts, commitments, programs and policies) maintained by Superior providing benefits to any employee or former employee or present or former beneficiary, dependent or assignee of any such employee or former employee of Superior, whether or not any of the foregoing is funded, (i) with respect to which Superior has an obligation (other than commissions terminable without severance or penalty payments on notice of thirty (30) days or less) or (ii) with respect to which Superior has made any payments or contributions or may otherwise have any liability, including any such plan formerly maintained by Superior at any time (collectively, the "Plans" and individually, a "Plan"). Superior has no commitment to create any additional Plan.

               (b) All obligations of any kind of Superior, whether arising by operation of law, by contract, or by past custom or practice, for (i) payments by Superior to any trust or other fund or to any governmental or administrative authority, with respect to pension benefits, unemployment compensation benefits, social security, or other benefits, or (ii) salaries and bonuses for employees or former employees of Superior have been paid or fully funded, or adequate accruals therefor have been made.

          3.14 Employees.     Schedule 3.14 sets forth as of its
date the names, positions and monthly salaries for each employee employed by the Sellers in the Business.

          3.15 No Bankruptcy. No Seller is subject to receiver-ship; there is no application for receivership pending and no proceeding is pending or to the best of Sellers' knowledge, threatened by or against any Seller for bankruptcy or reorganization in any State or Federal Court.

          3.16 Absence of Certain Changes.   Except as disclosed
in writing to the Buyer, since January 1, 1996, Superior has not:

               (a) incurred any liability or obligation under agreements or otherwise, except current liabilities entered into or incurred in the ordinary course of business;
               (b) issued any notes or other corporate debt securities or waived any of its rights;

               (c) declared, set aside or made any payment or distribution upon Superior Common Stock, including any purchase or redemption thereof or cash dividend thereon;

               (d) sold, assigned, transferred, or made other disposition of any assets or properties used in the Business other than in the ordinary course of business;

               (e) sold, assigned or granted any rights under patents, trade names, trademarks or copyrights used in the Business, or any application therefor for use in the Business other than as contemplated by this Agreement;

               (f) mortgaged, pledged or subjected to any lien any asset; entered into any lease of real property, machinery, equipment or buildings; or

               (g) suffered any material adverse change in its business, properties, assets, operations, or financial condition of the Business.

          3.17 Ownership of Superior Capital Stock.    The
Selling Stockholders are the owners, beneficially and of record, of all of the Shares free and clear of any pledge, lien, security interest, encumbrance, option, third-party right, claim or equity of any kind. Upon delivery of the Shares to the Buyer pursuant to this Agreement, Buyer shall receive good and marketable title thereto, free and clear of any pledge, lien, security interest, encumbrance, claim or equity of any kind.

          3.18 Subsidiaries, Partnerships and Joint Ventures. There are no corporations, partnerships, joint ventures, business trusts, or other legal entities owned or controlled, directly or indirectly, by Superior, or in which Superior has any direct or indirect equity interest.

          3.19 Government Regulations. Superior has (or has made timely application for) all approvals, franchises, licenses, permits, certifications and other authorizations and clearances of all national, state and local government regulatory authorities ("Government Approvals") necessary to enable Superior to materially carry on its business as presently conducted and proposed to be conducted. Superior has not violated, and to the best of Sellers' knowledge, is not alleged to have violated, any order, writ, judgment, stipulation, injunction, decree, deter-mination, award or order of any national, state, provincial or local government or governmental agency or instrumentality nor has Superior violated or is to the best of Sellers' knowledge, alleged to have violated, any law, rule or regulation which would have a material adverse effect on the Business.

          3.20 Labor Relations.    There are no strikes or other
labor troubles in progress or pending or, to the best knowledge of Sellers, threatened against Superior. Sellers are not aware of any efforts by or on behalf of any labor organization to represent the employees of Superior.

          3.21 Books and Records. The minute books of Superior contain accurate records of all meetings and other corporate actions of its stockholders and its Board of Directors and Committees thereof. The stock ledger of Superior is complete and reflects all issuances, transfers, repurchases, and cancellations of shares of the Superior capital stock.

          3.22 Taxes.    (a) All federal, state and local tax
returns (the "Returns") required to be filed by or with respect to Superior have been accurately prepared and have been duly and timely filed. All taxes, levies, duties, license and registration fees, charges and withholdings of any nature whatsoever, including taxes required to be withheld from or paid in respect of employees' salaries and other withholding taxes and obligations and all deposits required to be made by or with respect to Superior with respect to such withholding taxes or otherwise, and interest, penalties, assessments and/or deficiencies due with respect to such tax returns (collectively, "Taxes"), including, without limitation, any Taxes payable by or attributable to Superior pursuant to this Agreement, have been paid, and if not due to be paid, adequate provision for the payment thereof has been made. None of the Sellers has received any notice or notification that any income tax return for Superior is now under examination by the United States Internal Revenue Service or any other governmental authority. No waivers of statutes of limitations are in effect in respect of any Taxes.

               (b) Notwithstanding the representations made in
Section 3.22(a) hereof, Selling Stockholders hereby expressly agree to assume any liabilities which may arise respecting (i) any Taxes of Superior which accrue or (ii) the failure to timely file any Return, in each case, for the period commencing on January 1, 1996, and ending on the date hereof.

          3.23 Disclosure.    To the best of Sellers' knowledge,
this Agreement with the schedules hereto, when taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary, in light of the circumstances under which such information was provided, to make the statements contained therein not misleading.

          SECTION 4.     REPRESENTATIONS AND WARRANTIES OF BUYER

          Buyer represents and warrants to Sellers as follows:

          4.1 Organization and Good Standing of Buyer. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority, corporate and otherwise, to enter into this Agreement and to consummate the transactions contemplated hereby.


          4.2  Authority of Buyer; Validity of Agreement.   Buyer
has taken all requisite corporate action necessary to authorize the execution and delivery of this Agreement and the consummation on behalf of it of the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of Buyer. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) violate any provision of the Certificate of Incorporation or By-Laws of Buyer, or (ii) violate or conflict with any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination, award or other order of any court, government, governmental agency or instrumentality; domestic or foreign, binding upon the Buyer.

          4.3  Financial Statements.    Buyer has furnished the
Sellers with (i) the audited consolidated balance sheets of the Buyer as of December 31, 1995 and December 31, 1994 and the related statements of operations and cash flows for the years then ended and (ii) the unaudited consolidated balance sheets of the Buyer as of June 30, 1996 and the related unaudited statements of operations and cash flows as of June 30, 1996. The audited financial statements set forth above fairly present the Buyer's consolidated financial conditions and results of the operations in conformity with United States generally accepted accounting principles applied on a consistent basis. The unaudited financial statements set forth above fairly present the Buyer's consolidated financial condition and results of operations, subject to all adjustments, consisting of normal recurring accruals, which the Buyer considers necessary for a fair presentation of its financial condition and results of operations.

          4.4  Quotation of Common Stock.    All the shares of
common stock of the Buyer are listed on The Nasdaq Stock Market SmallCap Market. No federal or state securities authority or other regulatory body has issued any order preventing or suspending trading in any securities of the Buyer. There is no action, proceeding or investigation pending or, to the knowledge of the Buyer, threatened against or affecting the Buyer at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board or agency, domestic or foreign, which could in any way materially adversely affect, or which questions the validity of the completion of, the transactions contemplated hereby to be completed by the Buyer. Upon issuance, the Buyer's Common Stock shall be validly issued, fully paid and nonassessable shares of common stock of the Buyer.

          4.5 Authorized Capital. The authorized capital of the Buyer consists of 12,500,000 shares of Common Stock of which, as of September 30, 1996, 3,783,811 shares were outstanding.

          4.6  Compliance with Laws.    The issuance of the
shares of the Buyer as contemplated hereby shall be in compliance with all applicable state and federal securities laws and any and all consents or approvals of regulatory authorities having jurisdiction with respect to the issuance of the shares of the Buyer, if necessary, shall have been obtained prior to Closing.

          4.7  Bankruptcy.    Buyer has not committed an act of
bankruptcy, proposed a compromise or arrangement to its creditors generally, taken any proceeding with respect to a compromise or arrangement, taken any proceeding to have itself declared bankrupt or wound up, taken any proceeding to have a receiver appointed of any part of its assets, had any receiver or similar entity take possession of any of its property, had any execution or distress become enforceable or levied upon any of its property or had any petition for a receiving order in bankruptcy filed against it.

          4.8  SEC Reports.   Buyer has provided to the Sellers
its Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995, the Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 1996, Post-Effective Amendment No. 2 to its Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on July 19, 1996 and Post-Effective No. 3 to its Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on December 5, 1996 (the "SEC Reports"). None of the information in the SEC Reports contains any misstatement of a material fact or omits to state a material fact necessary, in light of the circumstances under which such information was provided, to make the statements contained therein not misleading.

          4.9  No Broker.     No broker, finder, agent or similar
intermediary has acted for or on behalf of Buyer in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's, or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Buyer or any action taken by Buyer.

          4.10 Acquisition of Stock for Investment.    Buyer is
acquiring the Shares for investment purposes and not with a view toward, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling such Shares.

          SECTION 5.     COVENANTS

          5.1  Further Action.     As soon as practicable after
the date hereof, Sellers will take all reasonable actions necessary to secure any required corporate approval by Superior of the transactions contemplated by this Agreement if same should be required under the jurisdiction of its organization and, subject to the terms and conditions herein provided, Sellers will use their best efforts to take any and all additional action necessary or appropriate to consummate the transactions contemplated hereby.

          5.2 Preparation of Filings. Sellers will cooperate in the preparation of any filings, statements or applications required by any governmental or regulatory authorities in connection with the transactions contemplated by this Agreement and will promptly furnish all information required for inclusion in such filings, statements or applications. Sellers will use their best efforts to secure the consents and approvals of all third parties and governmental and regulatory authorities necessary or, in the opinion of Sellers, desirable in connection with the consummation of the transactions contemplated by this Agreement.

          5.3  Conduct of Business Prior to Closing.   From and
after the execution and delivery of this Agreement and until the Closing, the Selling Stockholders will cause Superior to and Superior will:

               (a) continue to conduct its business in its usual manner and not, without Buyer's prior written consent, engage in any material activity or transaction including, but not limited to, lease, sell, dispose, mortgage, pledge, subject to any lien, encumbrance, or other security interest, or otherwise dispose of any of its Business or assets, except in the ordinary course of its business in a manner consistent with past practice or grant licenses or incur any material obligation or waive any material right or claim having material value except in the ordinary course of its business, or enter into any contracts or leases, except in the ordinary course of its business;

               (b) comply with all laws applicable to it and the conduct of its business;

               (c) perform all of its contractual obligations, except as otherwise set forth herein;

               (d)  maintain and keep its properties and
facilities in good condition and working order, except for depreciation due to ordinary wear and tear;

               (e) give prompt notice to Buyer of any notice, claim or threat received by Superior of any default, violation or termination under any instrument or agreement to which Superior is a party or any intent by a party not to renew or extend any Material Agreement to which Superior is a party;

               (f)  give prompt notice to Buyer of any
litigation, arbitration or governmental proceeding, or threatened litigation, arbitration or proceeding, involving Superior which might have a material adverse effect on Superior's business or condition or interfere with the transactions contemplated by this Agreement;

               (g) not, directly or indirectly, purchase, lease, enter into a partnership or joint venture, otherwise acquire, begin or enter into any other ownership (debt or equity) arrangement or relationship respecting any business or business activity other than that presently conducted by the Sellers;

               (h) not increase the compensation of, or pay (or obligate themselves to pay) any bonus or commission to, or enter into any special contract of employment with, any of their employees, except as consistent with existing agreements disclosed herein;

               (i) consult with Buyer and keep Buyer current with respect to information regarding the Business.

          5.4  No Change in Capital Stock, etc.   From and after
the date hereof and until the Closing, subject to the provisions of this Agreement, the Selling Stockholders will cause Superior not to and Superior will not:

               (a)  amend its Certificate of Incorporation,
including, without limitation, change its capital stock by reclassification, subdivision, reorganization or otherwise, or amend its By-Laws; or

               (b) issue, sell or otherwise dispose of any share of its Capital Stock or create any obligation or option to issue, sell or otherwise dispose of any shares of its Capital Stock.

          5.5  Dividends.     Superior will not, and the Selling
Stockholders will cause Superior not to, declare, set aside payment, pay or make any dividend or other distribution on Superior Common Stock or make any distribution with respect thereto or directly or indirectly purchase, redeem or otherwise acquire or agree to purchase, redeem or otherwise acquire, any Superior Common Stock.

          5.6 Cause Conditions to be Satisfied. Sellers will use their best efforts to cause all of the conditions to their and Superior's respective obligations under this Agreement to be satisfied.

          5.7  Employment Agreements.   Buyer and Smith and Buyer
and Walsh shall enter into employment agreements substantially in the forms of Exhibit A and Exhibit E, respectively, attached hereto.

          5.8 Reasonable Access. The Sellers shall afford to Buyer and to its authorized representatives, during normal business hours, full access to the plant, properties, personnel, books and records of Superior in order that Buyer may have full opportunity to make such investigations as it shall reasonably desire to make of the affairs of Superior and to obtain copies of relevant documents in connection therewith.
          5.9  Waiver of Rights as Stockholder.   At the date of
Closing, the Selling Stockholders shall waive and release, pursuant to documents reasonably acceptable to Buyer and its counsel, any and all rights and claims the Selling Stockholders may have against Superior, whether asserted or unasserted, fixed or contingent, known or unknown, arising out of or related to its status as stockholder of Superior.

          5.10 Financial Statements.    The balance sheet of
Superior as of the most recent practicable date, and the related statement of income for the most recent practicable period (commencing at least the month of October, 1996), shall be supplied to the Buyer as soon as practicable, but in any event not more than three business days prior to the Closing. Such Financial Statements shall present fairly the financial position and results of operations of Superior at the dates shown and for the periods therein specified and shall not show results materially adverse compared to the results shown in the Preliminary Financial Statements.

          5.11 Sellers' Efforts with Respect to Continuing
Employees.     Sellers covenant that they shall not discourage
any employee currently employed in the Business to whom Buyer makes an offer of employment from accepting such offer. Sellers further covenant that they shall not, and shall cause their affiliates not to, solicit any employee employed in the Business to whom Buyer offers to employ from and after the Closing.

          5.12 Additional Agreements.   Upon the terms and
subject to the conditions herein provided, the Sellers and the Buyer agree to, and the Selling Stockholders agree to use all reasonable efforts to cause Superior to, take all action and to do, or cause to be done, all things required under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement as expeditiously as practicable.

          5.13 Delivery of Notes. Buyer shall have delivered the Notes at the Closing.

          SECTION 6. CONDITIONS PRECEDENT TO THE OBLIGATION OF BUYER TO CLOSE. The obligations of Buyer under this Agreement are subject to, and shall be conditioned upon, the satisfaction (or the waiver in writing by a duly authorized officer of Buyer) prior to the Closing Date of each of the following conditions:

          6.1  Compliance by Sellers and Representations
Correct. All of the covenants and obligations of this Agreement to be complied with and performed by Sellers at or before the Closing shall have been complied with and fully performed in all material respects, and the representations and warranties made by Sellers, respectively, in this Agreement, including in any Schedules hereto, shall be true, correct and complete in all material respects, (i) on and as of the date of this Agreement, and (ii) on and as of the Closing Date, with the same force and effect as though such representations and warranties had been made on and as of the date of Closing.

          6.2 Certificates. Sellers shall have delivered to Buyer a certificate, dated the date of Closing, signed by an authorized officer of Superior and each of the Selling Stockholders, certifying that all of Sellers' representations and warranties contained in this Agreement are true, correct and complete in all material respects.

          6.3 Consents and Government Approvals. All consents, permits, approvals, waivers and authorizations (whether or not referred to in any Schedule hereto) of all third parties and governmental and regulatory authorities that are (i) required to consummate this Agreement and the transactions contemplated hereby or (ii) necessary or required by an agreement in order to permit the Business or Superior to be conducted after the acquisition by the Buyer in the same manner as heretofore conducted, shall have been obtained. No governmental statute, law or regulation relating to the Business of Superior is reasonably likely to be enacted which in the reasonable judgment of Sellers are reasonably likely to materially and adversely affect Superior's business or condition.

          6.4  No Legal Action.    No action, suit,
investigation, other proceeding or claim shall have been threatened or instituted before any court or before or by any government or governmental agency or instrumentality either (i) to enjoin, restrain, prohibit or invalidate the transactions contemplated by this Agreement, (ii) to obtain damages or other relief in connection with such transactions, (iii) to impose any restrictions, limitations or conditions with respect to such transactions, or (iv) which seeks to obtain information about the Buyer which Buyer deems adverse to its interests. No action, suit, investigation, other proceeding or claim against Superior shall have been threatened or instituted before any court or before or by any government or governmental agency or instrumentality or threatened, which, in the judgment of the Buyer, might materially and adversely affect Superior's condition or the operation of the Business.

          6.5  Absence of Adverse Rulings, Orders, etc.     No
statute, rule, regulation, decree, executive order, preliminary or permanent injunction or other order issued, promulgated or enacted by any federal, state, local or foreign government, governmental or regulatory authority or court shall be in effect at the Closing Date which declares this Agreement invalid in any respect or prevents the consummation of the transactions contemplated hereby; and no action or proceeding before any federal, state, local or foreign court or governmental or regulatory authority shall have been instituted or threatened by any federal, state, local or foreign government or governmental or regulatory authority, or by any other person, entity or organization which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement or any term or provision hereof.

          6.6  Opinion of Counsel for Sellers.    Sellers shall
have delivered to Buyer an opinion of counsel to Sellers dated the Closing Date in substantially the form of Exhibit B hereto.


          6.7  Buyer's Investigation.   Buyer shall be reasonably
satisfied with its due diligence investigation of the Business.

          6.8  Material Distribution Agreements.  The Material
Distribution Agreements shall be in full force and effect in accordance with their terms.

          6.9  Additional Documents.    Sellers shall have
furnished Buyer with such other duly executed documents (i) to evidence the accuracy of Sellers' representations and warranties,
(ii) to evidence the performance of the covenants and agreements made and to be performed by Sellers and the compliance by Sellers with all conditions to be satisfied by Sellers and/or (iii) as may be reasonably requested by Buyer.

          SECTION 7.     CONDITIONS PRECEDENT TO THE OBLIGATION
OF SELLERS TO CLOSE.     The obligations of Sellers under this
Agreement are subject to, and shall be conditioned upon, the satisfaction (or the waiver in writing by a duly authorized officer of the Sellers) prior to the Closing Date of each of the following conditions:

          7.1 Compliance by Buyer and Representations Correct. All of the covenants and obligations of this Agreement to be complied with and performed by Buyer at or before the Closing shall have been complied with and fully performed in all material respects, and the representations and warranties made by Buyer in this Agreement shall be true, correct and complete in all material respects, (a) on and as of the date of this Agreement, and (b) on and as of the Closing Date, with the same force and effect as though such representations and warranties had been made on and as of the date of Closing Date.

          7.2 Certificates. Buyer shall have delivered to Sellers a certificate, dated the Closing Date, signed by an authorized officer of the Buyer, certifying that all of Buyer's representations and warranties contained in this Agreement are true, correct and complete in all material respects.

          7.3 Consents and Government Approvals. All consents, permits, approvals, waivers and authorizations of all third parties and governmental and regulatory authorities that are required to consummate this Agreement shall have been obtained.

          7.4  No Legal Action.    No action, suit,
investigation, other proceeding or claim shall have been threatened or instituted before any court or before or by any government or governmental agency or instrumentality either (i) to enjoin, restrain, prohibit or invalidate the transactions contemplated by this Agreement, (ii) to obtain damages or other relief in connection with such transactions, (iii) to impose any restrictions, limitations or conditions with respect to such transactions, or (iv) which seeks to obtain information about the Sellers which they deem adverse to their interests.

          7.5  Additional Documents.    Buyer shall have
furnished Sellers with such other duly executed documents (i) to evidence the accuracy of Buyer's representations and warranties,
(ii) to evidence the performance by Buyer and the compliance by Buyer with all conditions to be satisfied by Buyer and/or (iii) as may be reasonably requested by Sellers.

          7.6 Opinion of Counsel for Buyer. Buyer shall have delivered to Sellers an opinion of counsel to Buyer dated the Closing Date in substantially the form of Exhibit F hereto.

          SECTION 8.     INDEMNIFICATION

          8.1 Indemnity of Buyer. Sellers jointly and severally agree to indemnify, defend and hold Buyer harmless from and against any and all Losses (as defined below) arising out of or resulting from any Breach (as defined below) by Sellers provided, however that Sellers shall not have any obligation to indemnify Buyer from and against any Breaches unless Buyer has suffered Losses by reason of all such Breaches in excess of a $20,000 aggregate threshold (at which point Sellers will be obligated to indemnify Buyer from and against all such Losses relating back to the first dollar). For purposes of this Agreement, a "Breach" of a representation, warranty, covenant, obligation or other provision of this Agreement, or any instrument delivered pursuant to this Agreement will be deemed to have occurred if there is or has been (i) any inaccuracy in or breach of, or any failure to perform or comply with, such representation, warranty, covenant, obligation, or other provision, or (ii) any claim (by any person) or other occurrence or circumstance that is or was inconsistent with such representation, warranty, covenant, obligation, or other provision, and the term "Breach" means any such inaccuracy, breach, failure, claim, occurrence, or circumstance.

          8.2  Indemnity of Sellers.    Buyer agrees to
indemnify, defend and hold Sellers harmless from and against any and all Losses arising out of or resulting from any Breach by Buyer.

          8.3  Losses.   For purposes of this Section 8, the term
"Losses" shall mean all damages, costs, expenses, claims, and judgments including reasonably attorneys' fees, of every kind, nature or description provided, however that Losses shall not exceed an amount equal to the greater of (a) $600,000 or (b) $200,000 plus the Market Value on the date of any Breach times the number of shares of Buyer Common Stock issued on the Closing Date. It is the intent of the parties that the amount of any such Losses shall be the amount necessary to restore the indemnified party to the position it would have been in, economically or otherwise, including any costs or expenses incident to such restoration, had the breach, event, occurrence or condition occasioning such Loss or Losses never occurred.

          8.4  Notice and Resolution of Claims.   An indemnified
party hereunder shall give prompt written notice to the indemnifying party of any claim and within fifteen (15) days of receipt of notice of any lawsuit or other proceeding which recovery may be sought under this Section 8, but any failure to so notify the indemnifying party shall not relieve it from any liability that it may have to the indemnified party other than under this Section 8. If such indemnity shall arise from the claim of a third party, the indemnified party shall permit the indemnifying party to assume the defense of any such claim or any litigation resulting from such claim; provided, however, that the indemnified party shall have the right to participate in such defense at its own expense.

          The indemnifying party assuming the defense of such litigation or claim shall take all steps necessary in the defense or settlement of such claim or litigation; provided, however, that the indemnifying party may not compromise or settle the claim or consent to the entry of any judgment without the prior written consent of the indemnified party unless such compromise, settlement or judgment only provides for the payment of money and includes a full and final release of the indemnified party from any liability associated with such claim or litigation.

          8.5  Defense of Third Party Claims.     Failure by the
indemnifying party to notify the indemnified party of its election to defend any such claim or litigation by a third party within fifteen (15) days after notice thereof shall have been received by the indemnifying party, shall be deemed a waiver by the indemnifying party of its right to defend such claim or litigation. If the indemnifying party shall not assume the defense of any such claim by a third party or a litigation resulting therefrom the indemnified party may defend against such claim or litigation in such manner as it may deem appropriate and may settle such claim or litigation on terms as it may deem appropriate.

          8.6  Payment and Remedies of Buyer.     Upon written
demand from the indemnified party to the indemnifying party, the indemnifying party shall promptly pay or reimburse the indemnified party for any Loss incurred to the extent provided herein.

          SECTION 9.     MODIFICATION AND TERMINATION

          9.1 Modification. Sellers and Buyer, by mutual consent, may amend, modify and supplement this Agreement in such manner as may be agreed upon by them in writing at any time.

          9.2  Termination.   This Agreement may be terminated at
any time prior to the Closing:

               (a)  by mutual agreement of Buyer and Sellers;

               (b) by the Board of Directors of Buyer if Buyer is not in default hereunder and there is no reasonable expectation that the conditions set forth in Section 6 will be satisfied (or waived) and the Closing will occur on or prior to three months from the date hereof;

               (c) by either party at any time after ninety days from the date hereof.

In the event of termination pursuant to this Section 9, no party shall have any liability to any other party so long as such party is not in breach or in default with respect to any of its representations or obligations hereunder.

          SECTION 10.    SURVIVAL

          10.1 Survival. All of the representations, warranties, covenants and agreements set forth in Section 3.22 hereof shall survive the Closing for the duration of the applicable statute of limitations. The indemnification obligations set forth in
Section 8, shall survive the Closing for a period of eighteen
(18) months. Any claim asserted by written notice to the indemnifying party prior to the expiration of any representation, warranty, covenant or agreement shall survive the expiration thereof.

          SECTION 11.    [INTENTIONALLY OMITTED]


          SECTION 12.    MISCELLANEOUS

          12.1 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

          12.2 Governing Law. This Agreement shall be governed by the laws of the State of Delaware.

          12.3 Entire Agreement.   This Agreement and the
Schedules which are attached hereto or incorporated herein by reference and any other agreement referred to herein constitute the entire agreement among the Sellers and the Buyer pertaining to the subject matter hereof, and supersede any and all prior or contemporaneous agreements or understandings of the parties relating to the subject matter hereof, and may not be modified or amended except by a writing duly executed by the party against whom the modification or amendment is asserted.

          12.4 Headings. The headings in the Sections in this Agreement are for convenience of reference only and shall not form a part hereof.

          12.5 Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

          12.6 Assignment.    This Agreement and all of the
provisions hereof and thereof shall be binding upon and shall enure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder or thereunder is assignable, or shall be assigned, by Sellers or by Buyer.

          12.7 Notices. Any notice or other communication required or which may be given hereunder shall be in writing and shall be delivered personally or telecopied or sent express mail, postage prepaid, and shall be deemed given when so delivered personally or telecopied or if mailed, three business days after the date of mailing as follows:

               (a)  If to Buyer, to:

                    Leasing Edge Corporation
                    6540 S. Pecos Road
                    Suite 103
                    Las Vegas, Nevada 89120
                    Attention:
                    Fax No.:  (702)454-7779

                    with a copy to:

                    Stephen M. Davis, Esq.
                    Werbel & Carnelutti
                    711 Fifth Avenue
                    New York, New York  10022
                    Fax No.:  (212) 832-3353

               (b)  If to Superior, to:

                    Superior Computer Systems, Inc.
                    7424 Washington Avenue South
                    Eden Prairie, Minnesota 55344
                    Fax No.: (612) 942-8718

                    with a copy to:

                    Scott P. Moen, Esq.
                    Chandler and Mason, Ltd.
                    1607 Pioneer Building
                    336 North Robert Street
                    St. Paul, Minnesota 55101
                    Fax No.: (612) 228-9237

               (c)  If to Smith, to:

                    Mr. Mark G. Smith
                    c/o Superior Computer Systems, Inc.
                    7424 Washington Avenue South
                    Eden Prairie, Minnesota 55344
                    Fax No.: (612) 942-8718

                    with a copy to:

                    Scott P. Moen, Esq.
                    Chandler and Mason, Ltd.
                    1607 Pioneer Building
                    336 North Robert Street
                    St. Paul, Minnesota 55101

               (d)  If to Walsh, to:

                    Scott T. Walsh
                    6395 Northshore Drive
                    Greenfield, Minnesota 55373

                    with a copy to:

                    Scott P. Moen, Esq.
                    Chandler and Mason, Ltd.
                    1607 Pioneer Building
                    336 North Robert Street
                    St. Paul, Minnesota 55101
                    (612) 228-9237

          IN WITNESS WHEREOF, each party hereto has caused this Stock Acquisition Agreement to be duly executed as of the date first above written.

                         LEASING EDGE CORPORATION



                         By:
                            -------------------------------
                            Name:  Michael F. Daniels
                            Title: President and Chief
                                   Executive Officer



                         SUPERIOR COMPUTER SYSTEMS, INC.



                         By:
                            ---------------------------------
                            Name:  Mark G. Smith
                            Title: President



                              -------------------------------
                                   Mark G. Smith


                              -------------------------------
                                   Scott Walsh

                              SCHEDULE 1.1


                         LIST OF SHARES SOLD



     Selling Stockholder           Shares Sold

     Mark G. Smith                 500

     Scott Walsh                   500

                         SCHEDULE 2.1 (a)


               PERCENTAGE OF BUYER COMMON STOCK RECEIVED



     Selling Stockholder           Percentage

     Mark G. Smith                 50 %

     Scott Walsh                   50 %

                         SCHEDULE 3.4 (a)


                         MATERIAL AGREEMENTS


                    IBM Personal Computer Company

                    IBM Printing Systems Company

                         SCHEDULE 3.5


               SUPERIOR'S FINANCIAL STATEMENTS


                    PREVIOUSLY PROVIDED

                         SCHEDULE 3.9 (d)


                    LIST OF INSURANCE POLICIES


                         PREVIOUSLY PROVIDED

                         SCHEDULE 3.13 (a)


                    LIST OF EMPLOYEE BENEFIT PLANS



                         PREVIOUSLY PROVIDED

                         SCHEDULE 3.14


                         LIST OF EMPLOYEES




                         PREVIOUSLY PROVIDED

                         EXHIBIT A
                    FORM OF SMITH EMPLOYMENT

                    EMPLOYMENT AGREEMENT

          This Employment Agreement is made and entered into this day of December, 1996, by and between Superior Computer
Systems, Inc., a Minnesota corporation (the "Company"), and Mark
G. Smith, an individual ("Employee").

                         RECITALS

          A.  Leasing Edge Corporation ("LEC") has entered into a
Stock Acquisition Agreement, dated the date hereof, by and between Employee, the Company and Mr. Scott Walsh (the
"Acquisition Agreement"), whereby LEC is acquiring on the date hereof, a 100% interest in the issued and outstanding capital stock of the Company.

          B. The Company and LEC desire to be assured of the association and services of Employee for the Company.

          C. Employee is willing and desires to be employed by the Company and to serve the Company upon the terms, covenants and conditions hereinafter set forth.


                              AGREEMENT

          NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions hereinafter set forth, the parties hereto do hereby agree as follows:

          1. Employment. The Company hereby employs Employee to perform the services described in Section 2 hereof, and Employee hereby agrees to perform such services upon the terms and conditions set forth herein. Employee shall devote all of his time and energies during normal business hours to the day-to-day business and affairs of the Company.

          2. Services to be Performed. During the term of Employee's employment under this Agreement, Employee agrees to serve as full-time President of the Company, subject to the supervision and direction of the Chief Executive Officer of LEC
(the "CEO"), and to perform such duties as shall be assigned to Employee by the CEO, including, but not limited to, such managerial responsibilities as are necessary in managing the day-to-day operations of the Company, including, without limitation, recruiting, compensating and dismissing employees, implementing sales and marketing plans, establishing projections, budgets and forecasts of the Company (including creating a sales incentive plan for the Company) and having managerial responsibility of the

Company. The foregoing specifications are not intended as a complete itemization of the duties which Employee shall perform and undertake on behalf of the Company in satisfaction of his employment obligations under this Agreement.


                    EMPLOYMENT AGREEMENT

          This Employment Agreement is made and entered into this 6th day of December, 1996, by and between Superior Computer
Systems, Inc., a Minnesota corporation (the "Company"), and Mark
G. Smith, an individual ("Employee").

                         RECITALS

          A.  Leasing Edge Corporation ("LEC") has entered into a
Stock Acquisition Agreement, dated the date hereof, by and between Employee, the Company and Mr. Scott Walsh (the
"Acquisition Agreement"), whereby LEC is acquiring on the date hereof, a 100% interest in the issued and outstanding capital stock of the Company.

          B. The Company and LEC desire to be assured of the association and services of Employee for the Company.

          C. Employee is willing and desires to be employed by the Company and to serve the Company upon the terms, covenants and conditions hereinafter set forth.


                              AGREEMENT

          NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions hereinafter set forth, the parties hereto do hereby agree as follows:

          1. Employment. The Company hereby employs Employee to perform the services described in Section 2 hereof, and Employee hereby agrees to perform such services upon the terms and conditions set forth herein. Employee shall devote all of his time and energies during normal business hours to the day-to-day business and affairs of the Company.

          2. Services to be Performed. During the term of Employee's employment under this Agreement, Employee agrees to serve as full-time President of the Company, subject to the supervision and direction of the Chief Executive Officer of LEC
(the "CEO"), and to perform such duties as shall be assigned to Employee by the CEO, including, but not limited to, such managerial responsibilities as are necessary in managing the day-to-day operations of the Company, including, without limitation, recruiting, compensating and dismissing employees, implementing sales and marketing plans, establishing projections, budgets and forecasts of the Company (including creating a sales incentive plan for the Company) and having managerial responsibility of the Company. The foregoing specifications are not intended as a complete itemization of the duties which Employee shall perform and undertake on behalf of the Company in satisfaction of his employment obligations under this Agreement.

          3. Term. Subject to Section 6 hereof, the term of Employee's employment hereunder shall be for a period of three
(3) years and two months commencing on the date hereof and shall continue thereafter until December 31, 1999.

          4.   Compensation; Reimbursement.

          4.1 Base Salary. During the term of Employee's employment and for all services rendered by Employee under this Agreement, the Company shall pay Employee a minimum salary of One
Hundred Twenty Thousand Dollars ($120,000) per annum (the "Base
Salary") payable in a manner consistent with the Company's current payroll practice.

          4.2 Company Incentive Plan. In addition to the Base Salary, Employee shall receive an annual Company Incentive Bonus ("Incentive Bonus") if the Company's Actual Profit Amount (as defined below) exceeds the Projected Profit Amount (as defined below). The Incentive Bonus shall equal twenty-five percent (25%) of the amount by which the Actual Profit amount exceeds the Projected Profit Amount. If Employee's employment is terminated other than at the end of a year, the Actual Profit Amount and the Projected Profit Amount shall be prorated to determine the amount of Employee's Incentive Bonus.

          "Projected Profit Amount" as used herein shall be, for each fiscal year as indicated, the amount reflected in the horizontal column titled "Projected Profit Amount" in the following table:

                    Nov. 1, 1996-
                    Dec. 31, 1997       1998           1999

Pre-tax Projected
Profit Amount       $200,025            $212,200       $271,775

Projected State
and Federal taxes   (70,426)            (78,694)       (105,488)
                    --------            ---------      ---------
Projected Profit
Amount              $129,599            $133,506       $166,287
                    --------            --------       ----------
                    --------            --------       ----------

          "Pre-tax Profit Amount" as used herein shall mean the earnings of Superior before taxes.

          "Actual Profit Amount" as used herein shall mean the pre-tax income from operations of the Company plus a pro-forma adjustment equal to 10% of any intercompany transactions between Superior or Buyer or any affiliate of Buyer, less a pro-forma adjustment for income taxes computed in the same ratio which was used to calculate the projected state and Federal income taxes as indicated in the horizontal column titled "Pre-tax Projected Profit Amount" in the table immediately preceding this sentence.

          The Incentive Bonus will be paid in cash on April 1 of each year that an Incentive Bonus is payable hereunder.

          4.3  Base Salary Increase.    In each year that the
Company equals or exceeds the Projected Profit Amount, the Base
Salary shall be increased by ten (10%) percent on an annualized basis for the next succeeding year.

          4.4  Additional Benefits.     The Employee shall be
entitled to all other benefits of employment generally provided to the employees of the Company, including participation in medical plans.
          4.5 Reimbursement of Direct Business Expenses. Employee shall be reimbursed for all reasonable "out-of-pocket" business expenses directly incurred by him in connection with the performance of his duties under this Agreement. The reimbursement of Employee's business expenses shall be upon monthly presentation to and approval by the Company of valid receipts and other appropriate documentation for such expenses. Employee shall be entitled to an automobile allowance in an amount of $300 per month, net of taxes.

          4.6 Vacation. The Employee shall be entitled to two weeks vacation during each calendar year in addition to customary holidays for the Company as is generally applicable to all executive employees of the Company. The Employee shall accrue full salary during such vacation and holiday time.

          5.   Non-Competition; Non-Solicitation; and
Confidentiality.
               (a) The Employee covenants and agrees with the Company that during the Restricted Period (as defined below) neither the Employee nor any entity of which 5% or more of the beneficial ownership is held or owned directly or indirectly by Employee or is controlled directly or indirectly by Employee, will, anywhere in the United States, directly or indirectly, own, manage, operate, advise (whether or not for compensation), control or invest or acquire an interest in any business exceeding 10% or more of the equity of any such business, or otherwise engage or participate, whether as a proprietor, partner, stockholder, director, officer, "Key Employee" (defined herein to include any person who is employed in a management, executive, supervisory, marketing or sales capacity for another person), joint venturer, lender, advisor (whether or not for compensation), consultant, investor or other participant, in any business involving the distribution and marketing of computer hardware.

               (b) During the Restricted Period, the Employee will not, directly or indirectly, solicit, induce or influence any customer, supplier, or any other person or entity which has a business relationship with the Company to discontinue or reduce the extent of such relationship with the Company.

               (c) During the Restricted Period, Employee will not, directly or indirectly, solicit the employment of any employee of the Company or a person who was an employee of the Company at any time during the nine (9) month period prior to such solicitation or induce or influence any employee of the Company to discontinue such employment with the Company who at the time has a business relationship with the Company.

               (d) The Employee further agrees not to divulge, communicate, use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information or trade secrets of the Company, including, without limitation, personnel information, secret processes, know-how, discoveries, computer programs, customer lists, sales data, cost information, customer and distributor lists or other technical data, transactions or proposed transactions and business plans of the Company.

               (e)  The parties intend that the covenants
contained in this Section 5 shall be construed as a series of separate covenants, each such separate covenant shall be deemed identical in terms to the covenant contained in the preceding subsection. If, in any judicial proceeding, a court shall refuse to enforce any of such separate covenants, then the unenforceable covenant or covenants shall be deemed eliminated from these provisions for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants to be enforced.

               (f) Employee acknowledges that LEC is relying on the Employee's covenants contained herein in purchasing, on the date hereof, 100% of the Employee's interest in the issued and outstanding capital stock of the Company.

               (g)  For purposes of this Section 5, the term
"Company" shall include the subsidiaries and affiliates of LEC and its successors and assigns.

               (h) "Restricted Period" as used herein shall mean the term of this Agreement plus a period of six (6) months after any termination hereof.

               (i) With respect to the covenants contained in this Section 5, Employee acknowledges and further agrees that money damages for any breach thereof will be an inadequate remedy and that, therefore, the Company shall be entitled to specific performance, injunctive and/or any other mode of equitable relief to enforce its rights hereunder.

          6.   Earlier Termination.

               (a) The employment of Employee hereunder and the provisions of this Agreement other than the provisions of
Section 5 (which shall continue in accordance with their terms) shall terminate upon Employee's death and may terminate promptly at the sole option of the Company:

               (i) upon the disability of Employee, which term shall mean the inability of Employee to discharge properly his duties hereunder in a manner consistent with prior practice due to physical or mental illness, or bodily injury, for a period of ninety (90) consecutive days (for purposes of this Agreement, Employee shall be deemed to have become disabled upon the expiration of such 90 day period); or

               (ii) for "cause"; as used herein, termination for cause shall mean termination of Employee's employment as a result of (A) a default or breach which, if curable, has not been cured to the reasonable satisfaction of the Company within ten (10) days after notice thereof has been delivered to Employee in the performance of Employee's obligations under this Agreement, including, without limitation, Employee's obligations under
Section 5 hereof, (B) any act of dishonesty or disloyalty on Employee's part against the Company or any affiliate or Employee's conviction of a felony (whether or not involving the Company), or (C) any other action by Employee which is so serious or of such a nature that Employee's continued employment would adversely affect the Company's or any of its affiliate's reputation or relationships with customers or employees.

               (b) In the event that the Company terminates Employee's employment in accordance with Section 6(a) hereof, all of the Company's payment obligations under this Employment Agreement shall terminate and the Company shall have no further obligation to the Employee, except for compensation and/or Incentive Bonus payments accrued as of such termination date.

          7.   Termination of Restrictive Covenants.   In the
event the Company is unable to fulfill the terms of this Agreement, or is sold, becomes insolvent, files for bankruptcy, ceases to operate or is dissolved, the restrictive covenants set forth in Section 5 hereof shall terminate and be of no further force or effect.

          8.   Miscellaneous.

          8.1 Transfer and Assignment. This Agreement is personal to, and shall not be assigned, transferred or assignable by, Employee. This Agreement shall be assignable by the Company to its successors in interest.

          8.2 Severability. Nothing contained herein shall be construed to require the commission of any act contrary to law. Should there be any conflict between any provisions hereof and any present or future statute, law, ordinance, regulation, or other pronouncement having the force of law, the latter shall prevail, but the provision of this Agreement affected thereby shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law, and the remaining provisions of this Agreement shall remain in full force and effect.

          8.3 Governing Law. This Agreement is made under and shall be construed pursuant to the laws of the State of Minnesota.

          8.4 Counterparts. This Agreement may be executed in several counterparts and all documents so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties did not sign the original or the same counterparts.

          8.5  Entire Agreement.   This Agreement constitutes the
entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, arrangements, and understandings with respect thereto. No representation, promise, inducement, statement or intention has been made by any party hereto that is not embodied herein, and no party shall be bound by or liable for any alleged representation, promise, inducement, or statement not so set forth herein.

          8.6 Modification. This Agreement may be modified, amended, superseded, or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the party or parties to be bound by any such modification, amendment, supersession, cancellation, or waiver.

          8.7 Attorneys' Fees and Costs. In the event of any dispute arising out of the subject matter of this Agreement, the prevailing party shall recover, in addition to any other damages assessed, its attorneys' fees and court costs incurred in litigating or otherwise settling or resolving such dispute whether or not an action is brought or prosecuted to judgment.

          8.8  Company's Rules.    Except as expressly set forth
herein to the contrary, Employee shall be subject to the Company's rules, practices and policies applicable to all employees generally.

          8.9  Cumulative Remedies.     Each and all of the
several rights and remedies provided in this Agreement, or by law or in equity, shall be cumulative, and no one of them shall be exclusive of any other right or remedy, and the exercise of any one of such rights or remedies shall not be deemed a waiver of, or an election to exercise, any other such right or remedy.

          8.10 Headings. The sections and other headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning and interpretation of this Agreement.
          8.11 Notices. Any notice under this Agreement shall be sufficient if in writing and if delivered personally or by mail registered or certified, postage prepaid and return receipt requested, by facsimile or telex machine, or by courier services. The addresses of the parties for the receipt of notice shall be as follows:


               If to the Company:

               Superior Computer Systems, Inc.
               c/o Leasing Edge Corporation
               6540 S. Pecos Road, Suite 103
               Las Vegas, Nevada 89120
               Attention:  Michael F. Daniels

               If to the Employee:

               Mr. Mark G. Smith
               c/o Superior Computer Systems, Inc.
               7424 Washington Avenue South
               Eden Prairie, Minnesota 55344

Each notice given by registered or certified mail shall be deemed delivered and effective on the date of delivery as shown on the return receipt, and each notice delivered in any other manner shall be deemed to be effective as of the time of actual delivery thereof. Each party may change its address for notice by giving notice thereof in the manner provided above.

          8.12 Survival. The covenants and agreements set forth in Section 5 shall survive the expiration or any termination of this Agreement and remain in full force and effect regardless of the cause of termination.

          8.13 Effective Date.     The Company and Employee
hereby agree that for accounting purposes and with respect to all calculations respecting salary, the effective date of the employment hereunder was 12:00 p.m., October 31, 1996.

          IN WITNESS WHEREOF, the parties hereto have caused this Employment Agreement to be executed as of the date first set forth above.


SUPERIOR COMPUTER SYSTEMS INC.


By:
    --------------------------     ------------------------------
    Name:  Michael F. Daniels               Mark G. Smith
    Title: Chairman of the Board
           and Chief Executive
           Officer

EXHIBIT B

               FORM OF OPINION OF COUNSEL OF SELLERS


Leasing Edge Corporation
6540 S. Pecos Road, Suite 103
Las Vegas, NV  89120

Gentlemen:


          We have acted as counsel to Superior Computer Systems, Inc., a Minnesota corporation ("Superior") in connection with the execution and deliver of the Stock Acquisition Agreement, dated
as of December   , 1996 (the "Agreement") between Superior and
you and Mr. Mark G. Smith and Mr. Scott Walsh, as Selling Stockholders relating to the sale of the Shares by the Selling Stockholders to you. This opinion is being delivered to you pursuant to Section 6.6 of the Agreement. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Agreement.

     1. Superior is a corporation duly organized under the laws of the State of Minnesota. Superior has all requisite corporate power and corporate authority to own or lease its properties and assets and to conduct its business as presently conducted.

     2. Superior has all requisite corporate power and authority to execute, deliver and perform the Agreement. All necessary corporate actions on the part of Superior have been duly taken to authorize the execution, delivery and performance by Buyer of the Agreement. The Agreement (i) has been duly authorized, executed and delivered by Superior and (ii) is the legal, valid and binding obligation of Superior, enforceable against Superior in accordance with its terms, except (x) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and (y) to the extent that such enforceability is subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     3. Neither the execution, delivery and performance of the Agreement by Superior, nor the consummation of the transactions contemplated thereby (i) conflicts or will conflict with or (with or without the giving of notice or the passage of time or both) results or will result in a breach of the terms, conditions or provisions of, (ii) constitutes or will constitute a default under, (iii) results or will result in the creation of any Lien upon Buyer's assets pursuant to, (iv) constitutes or will constitute an event creating rights of acceleration, termination or cancellation, or loss of rights under, or (v) results or will result in a violation of, (A) the certificate of incorporation or the by-laws, as amended to date, of Superior, (B) to our knowledge, any law, statute, rule, regulation, order, award, judgment or decree to which Superior is subject, or (C) to our knowledge, any material contract (other than the Agreement), agreement, instrument or lease to which Superior is a party or by which Superior is bound.

     4. The Shares have been duly authorized and validly issued and are fully paid and nonassessable and free of any preemptive or similar rights.

     5. We know of no actions, suits or proceedings, pending or threatened, in any court or before any administrative agency or other governmental agency or authority against or affecting Superior which, if adversely decided, would or could, individually or in the aggregate, materially and adversely affect the business, operations, property or financial condition of Superior, or the ability of Superior to perform any of its obligations under the Agreement.

     6. All consents, approvals, authorizations, waivers or notifications of, or declarations or filings with and the taking of any other action by or in respect of, any governmental body or regulatory authority, or, to our knowledge, any creditor or other person, required in connection with the execution, delivery or performance by the Superior of the Agreement have been obtained or performed.

EXHIBIT C-1

                    FORM OF PROMISSORY NOTE

EXHIBIT C-2

                    FORM OF PROMISSORY NOTE

EXHIBIT D

                    LEC INSIDER TRADING POLICY

EXHIBIT E

               FORM OF WALSH EMPLOYMENT AGREEMENT

EXHIBIT F

               FORM OF OPINION OF COUNSEL OF BUYER





Date



Superior Computer Systems
7424 Washington Avenue South
Eden Praire, Minnesota 55344


Gentlemen:

We have acted as counsel to Leasing Edge Corporation, a Delaware corporation ("LEC") in connection with the execution and delivery
of the Stock Acquisition Agreement, dated as of December   , 1996
(the "Agreement") between LEC and you and Mr. Mark G. Smith and Mr. Scott Walsh, as Selling Stockholders relating to the sale of Shares by the Selling Stockholders to LEC. This opinion is being delivered to you pursuant to Section 7.6 of the Agreement. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Agreement. The law covered by the opinions expressed herein are limited to the laws of the State of New York and the General Corporation Law of the State of Delaware.

     1. LEC is a corporation duly organized under the laws of the State of Delaware. LEC has all requisite corporate power and corporate authority to own or lease its properties and assets and to conduct its business as presently conducted.

     2. LEC has all requisite corporate power and authority to execute, deliver and perform the Agreement. All necessary corporate actions on the part of LEC have been duly taken to authorize the execution, delivery and performance by LEC of the Agreement. The Agreement (i) has been duly authorized, executed and delivered by LEC and (ii) is the legal, valid and binding obligation of LEC, enforceable against LEC in accordance with its terms, except (x) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and (y) to the extent that such enforceability is subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     3. Neither the execution, delivery and performance of the Agreement by LEC, nor the consummation of the transactions contemplated thereby (i) conflicts or will conflict with or (with or without the giving of notice or the passage of time or both) results or will result in a breach of the terms, conditions or provisions of, (ii) constitutes or will constitute a default under, (iii) results or will result in the creation of any lien upon LEC's assets pursuant to, (iv) constitutes or will constitute an event creating rights of acceleration, termination or cancellation, or loss of rights under, or (v) results or will result in a violation of, (A) the certificate of incorporation or the by-laws, as amended to date, of LEC, (B) to our knowledge, any law, statute, rule, regulation, order, award, judgment or decree to which LEC is subject, or (C) to our knowledge, the material agreements to which LEC is a party that we listed on Exhibit A hereto.

     4. The shares of Buyer Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and free of any preemptive or similar rights.

     5. We know of no actions, suits or proceedings, pending or threatened, in any court or before any administrative agency or other governmental agency or authority against or affecting LEC which, if adversely decided, would or could, individually or in the aggregate, materially and adversely affect the business, operations, property or financial condition of LEC, or the ability of LEC to perform any of its obligations under the Agreement.

     6. All consents, approvals, authorizations, waivers or notifications of, or declarations or filings with and the taking of any other action by or in respect of, any governmental body or regulatory authority, or, to our knowledge, any creditor or other person, required in connection with the execution, delivery or performance by LEC of the Agreement have been obtained or performed.

EXHIBIT A TO OPINION OF COUNSEL OF BUYER



1. Business Loan Agreement, dated as of July 11, 1995 (as amended) among Bank of America Nevada, a Nevada banking corporation, TJ Systems Corporation, a Delaware corporation and TJ Computer services, Inc. a Delaware corporation.

2.   Letter Agreement, dated as of November 27, 1995 between
Union Chelsea National Bank, Leasing Edge Corporation, T.J.
Computer Services, Inc. and T.J. Leasing Resources.

88263